UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities
Exchange Act of 1934 (Amendment No. )

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Confidential, for Use of the Commission
Only (as permitted by Rule 14c-5(d)(2))

Definitive Information Statement

ATOMIC GUPPY, INC.

(Name of Registrant as Specified In Its Charter)

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ATOMIC GUPPY, INC.

14911 Quorum Drive, Suite 140

Dallas, Texas 75254

To the Stockholders of Atomic Guppy, Inc.:

On July 28, 2009, our Board of Directors adopted a resolution to amend and restate our Articles of Incorporation to change our name to “Quamtel, Inc.”, and to recapitalize our capital structure by effecting a one-for-ten reverse split of our common stock and an increase the aggregate number of shares that we will have the authority to issue to 250,000,000 post-reverse split shares, of which 200,000,000 shares will be shares of common stock and 50,000,000 shares will be shares of preferred stock (the “Amendment”). In addition, the Board of Directors approved the Company’s 2009 Equity Incentive Plan (the “Plan”) and recommended it to the stockholders for approval.

All of the foregoing matters are described in more detail in the attached Information Statement, and all capitalized terms are defined therein as well.

On or about September 4, 2009, the holder of approximately 86.5% of our common stock will approve the Amendment and the Plan by written consent, which approval will be more than twenty days from the date of the mailing of this Information Statement.

This Information Statement is being sent to you for informational purposes only. We are not asking for a proxy or vote on any of the matters described therein. However, we encourage you to read the Information Statement carefully.

Sincerely,

Stuart Ehlrich, President

Dallas, Texas

August__, 2009

ATOMIC GUPPY, INC.

14911 Quorum Drive, Suite 140

Dallas, Texas 75254

INFORMATION STATEMENT

AND

NOTICE OF ACTION TAKEN WITHOUT A MEETING

This Information Statement and Notice of Action Taken Without a Meeting is being furnished by the Board of Directors (the “Board”) of Atomic Guppy, Inc. (the “Company,” “we”, “our” or “us”) to the holders of our common stock, $0.001 par value per share (the “common stock”) at July 31, 2009 (the “Record Date”) in connection with the following matters:

•

The filing of the Amended and Restated Articles of Incorporation (the “Amendment”), in the form attached hereto as Annex A, which will (i) change the name of the Company to Quamtel, Inc., and (ii) recapitalize our capital structure by effecting (a) a one-for-ten reverse split of our common stock, such that one new share of our common stock will be issued for every ten shares of existing common stock, and (b) increase the aggregate number of shares that we will have the authority to issue to 250,000,000 post-reverse split shares, of which 200,000,000 shares will be shares of common stock and 50,000,000 shares will be shares of preferred stock.

•

The adoption of the Company’s 2009 Equity Incentive Plan, in the form attached hereto as Annex B (the “Plan”).

Pursuant to Section 78.320 of the Nevada Revised Statutes (the “NRS”), any action that may be taken at any annual or special meeting of the stockholders may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Under federal law these proposals may not be effected until at least twenty (20) days after this Information Statement has first been sent to our stockholders, at which time, we intend to file the Amendment with the Nevada Secretary of State.

Our Board will obtain the required approval for the Amendment and the Plan by means of a written consent of stockholders on or about September 1, 2009. A meeting to approve the Amendment and the Plan is therefore unnecessary, and our Board decided to forego the expense of having one.

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement is first being mailed on or about August___, 2009, to the holders of our outstanding common stock as of the Record Date.

ABOUT THE INFORMATION STATEMENT

GENERAL

The Company will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of the Company’s common stock.

The Company will only deliver one Information Statement to multiple security holders sharing an address unless the Company has received contrary instructions from one or more of the security holders. Upon written or oral request, the Company will promptly deliver a separate copy of this Information Statement and any future annual reports and information statements to any security holder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and any future annual reports and information statements to any security holder or holders sharing an address to which multiple copies are now delivered. You should direct any such requests to the following address:

Atomic Guppy, Inc.

c/o Robert Staats

14911 Quorum Drive, Suite 140

Dallas, Texas 75254

Fax: (972) 980-3739

WHAT IS THE PURPOSE OF THE INFORMATION STATEMENT?

This information statement is being furnished to you pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to notify the Company’s stockholders as of the close of business on the Record Date of the approval of the Amendment and the Plan. One stockholder holding 86.5% of the Company’s outstanding common stock will consent to the Amendment and the Plan pursuant to a written consent dated on or about September 1, 2009.

WHO IS ENTITLED TO NOTICE?

Each outstanding share of common stock as of record on the close of business on the Record Date, which is July 31, 2009, will be entitled to notice of the approval of the Amendment and the Plan. Under the NRS, all the activities requiring stockholders approval may be taken by obtaining the written consent and approval of more than 50% of the holders of voting stock in lieu of a meeting of the stockholders. No action by the minority stockholders in connection with the Amendment and the Plan is required.

WHAT CONSTITUTES THE VOTING SHARES OF THE COMPANY?

The voting power entitled to vote on the proposals consists of the vote of the holders of a majority of the voting power of the common stock, each of whom is entitled to one vote per share. As of the record date, 164,721,879 shares of common stock were issued and outstanding.

WHAT VOTE IS REQUIRED TO APPROVE THE PROPOSALS?

The affirmative vote of a majority of the shares of our common stock outstanding on the Record Date is required for approval of the Amendment and the Plan. The approval of such majority will be obtained pursuant to a written consent dated on or about September 4, 2009.

OUTSTANDING SHARES AND VOTING RIGHTS

As of the Record Date, the Company’s authorized capitalization consisted of 200,000,000 pre-reverse split shares of common stock, of which 164,721,879 shares were issued and outstanding. Holders of common stock of the Company have no preemptive rights to acquire or subscribe to any of the additional shares of common stock. The following shareholder (holding the indicated number of shares) voted in favor of the proposals:

Holder	Number of Shares	Percentage
eTelTec, Inc.	142,500,000	86.5%

Pursuant to Rule 14c-2 under the Exchange Act, the Amendment and the Plan will not be effected until a date at least twenty (20) days after the date on which this Information Statement has been mailed to the stockholders. The Company anticipates that the Amendment will be filed with the Secretary of State of the State of Nevada on or about the close of business on September 1, 2009. The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the common stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material. This Information Statement will serve as written notice to stockholders pursuant to the NRS.

SECURITY OWNERSHIP OF DIRECTORS, MANAGEMENT AND PRINCIPAL STOCKHOLDERS

The following table sets forth information with respect to the beneficial ownership of the Company’s pre-reverse split common stock as of July 31, 2009 by: (1) each person who is a beneficial owner of more than 5% of the Company’s common stock, (2) each of the Company’s directors, (3) each of the Company’s named executive officers, and (4) all of the Company’s executive officers and directors as a group.

Beneficial ownership is determined in accordance with Rule 13d-3 promulgated under the Exchange Act and includes voting and investment power with respect to the securities. Except as indicated in the footnotes to the table below and to our knowledge, each stockholder named in the table has sole voting and investment power with respect to the shares shown as beneficially owned by such stockholder.

In computing the number of shares beneficially owned by a person or a group and the percentage ownership of that person or group, shares of our common stock subject to warrants currently exercisable or exercisable within 60 days after the date hereof are deemed outstanding, but are not deemed outstanding for the purpose of computing the percentage ownership of any other person. As of the Record Date, we had 164,721,879 issued and outstanding shares of common stock.

Unless otherwise indicated, the address of each listed person is in care of us at 14911 Quorum Dive, Suite 140, Dallas, Texas 75254.

Name of Owner	Title of Class	Number of Shares Owned(1)	Percentage of Common Stock(2)

eTelTec, Inc	Common Stock	142,500,000	86.5%
Gladys Perez (3)		142,500,000	86.5%
Steven Ivester		7,500,000	4.6%
Atlantic Lynx Corp.		10,000,000	6.1%

Stuart Ehlrich		0	0
Marcin Pycko		0	0

———————

*

Less than 1%.

(1)

Beneficial Ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of common stock subject to options or warrants currently exercisable or convertible, or exercisable or convertible within 60 days of May 14, 2008 are deemed outstanding for computing the percentage of the person holding such option or warrant but are not deemed outstanding for computing the percentage of any other person.

(2)

Percentage based upon 164,721,879 shares of common stock to be outstanding as of the Closing.

(3)

Gladys Perez owns 100% of eTelTec, Inc.

(4)

Christina Rosario owns 100% of Atlantic Lynx Corp.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

Each of our executive officers and member(s) of the Board of Directors has an interest in the approval of the Plan because each of them is eligible to receive awards thereunder.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act, requires the Company’s directors, executive officers, and individuals who own more than 10% of a registered class of the Company’s equity securities to file initial reports of ownership and changes in ownership of common stock with the Securities and Exchange Commission. Such persons are required by applicable regulations to furnish us with copies of all Section 16(a) reports that they file.

To the Company’s knowledge, based solely on the review of the copies of such reports furnished to the Company, all of the Company’s directors, officers and 10% stockholders have complied with the applicable Section 16(a) reporting requirements for the fiscal year ended December 31, 2008.

ACTION 1 —APPROVAL OF AMENDED AND RESTATED ARTICLES OF INCORPORATION TO CHANGE THE COMPANY’S NAME AND ITS CAPITAL STRUCTURE BY EFFECTING A REVERSE SPLIT AND INCREASING THE AUTHORIZED NUMBER OF CAPITAL SHARES

On July 28, 2009, the Company closed a Share Exchange Agreement with WQN, Inc., pursuant to which the shareholders of WQN, Inc contributed 100% of the common stock of WQN, Inc., a Texas corporation, in exchange for 150,000,000 shares of the Company’s common stock. Upon such closing, the Company ceased to be a shell corporation and acquired an operating company in the growing telecommunications industry in fulfillment of the Company’s stated business purpose. Details of the acquisition, the company acquired and the changes in the Company’s management are contained in a Form 8-K filed with the Securities and Exchange Commission on August 3, 2009.

The new management of the Company believes that, in order to position the Company for future growth and to enable future sources of financing, certain changes were needed to the Company’s Articles of Incorporation. These changes include the following, and reference is made to Annex A for a full copy of the proposed Amended and Restated Articles of Incorporation.

Amendment #1	A change of the Company’s name from Atomic Guppy, Inc. to Quamtel, Inc.;
Amendment #2	A one -for-ten reverse split of the common stock, whereby one new share of our common stock will be issued for every ten shares of existing common stock; and
Amendment #3

An increase the aggregate number of shares which we will have the authority to issue to 250,000,000 post-reverse split shares, of which 200,000,000 shares will be shares of common stock, and 50,000,000 shares will be shares of preferred stock that may be issued in series as determined from time to time by the Board of Directors.

AMENDMENT #1—CHANGE OF COMPANY NAME

On or about September 4, 2009, one stockholder holding 86.5% of the voting power of the Company’s issued and outstanding common stock will execute a written consent in lieu of meeting authorizing our Board of Directors to change the Company’s name from Atomic Guppy, Inc. to Quamtel, Inc.

Purpose of Amendment

As a result of the Share Exchange Agreement, we acquired WQN, Inc. as an operating company in the telecommunications industry. We desire to create a distinctive name for the parent company and create a new brand recognition in the marketplace. Quamtel, Inc. will function as a holding company for WQN, Inc. and for any other companies it may possibly acquire in the future. We believe the name Quamtel provides a unique identification that will be recognizable as a telecommunications company.

General Effect of Amendment

Changing our name will not affect, in any way, the validity or transferability of currently outstanding stock certificates; however, our stockholders be asked to surrender the stock certificates that they currently hold in exchange for post-reverse split shares bearing our new name. The cost of changing our name will be immaterial. Upon the effectiveness of the Amendment with the Secretary of State of the State of Nevada, the name change will be effective. Our name under which we trade our common stock on the Over-the-Counter Bulletin Board and our trading symbol on such market will also change.

AMENDMENT #2—AUTHORIZATION OF REVERSE STOCK SPLIT

On or about September 4, 2009, one stockholder holding 86.5% of the voting power of the Company’s issued and outstanding common stock will execute a written consent in lieu of meeting authorizing our Board of Directors to effect a reverse stock split of the Company’s outstanding common stock at a ratio of 1:10, such that one new share of our common stock will be issued for every ten shares of existing common stock (the “Reverse Stock Split”).

Purpose of the Amendment.

We expect that the decrease in the number of shares of our capital stock issued and outstanding and the resulting increased price level as a consequence of the Reverse Stock Split will encourage greater interest in our capital stock by the financial community and investing public. We also believe the resulting number of shares outstanding will be more in line with the current size of the Company. There can be no assurance, however, that the foregoing effects will occur, that any increase in the market price of our common stock immediately following the Reverse Stock Split will occur or be sustained, or that the market price will ever rise to a price approximating ten times the market price prior to the Reverse Stock Split.

General Effect of the Amendment.

The Reverse Stock Split will decrease the issued and outstanding shares of our common stock by ten times. The par value of our authorized capital stock will not change as a result of the Reverse Stock Split. Accordingly, each stock certificate which, prior to effectiveness of the Amendment, represented shares of old capital stock, upon effectiveness of the Amendment, will represent the number of shares of new capital stock into which the shares of old capital stock represented by the certificate will be combined. No fractional shares of our common stock will be issued as a result of the Reverse Stock Split. Stockholders who, immediately prior to the effectiveness of the Amendment, own a number of shares of old capital stock which is not evenly divisible by ten, shall, with respect to such fractional interest, be entitled to receive a cash payment in the amount of One Dollar ($1.00) per whole share of new capital stock in lieu of a fractional share of new capital stock.

After the effective date of the Reverse Stock Split, each stockholder will own fewer shares of our common stock. However, the Reverse Stock Split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interests in the common stock. Proportionate voting rights and other rights and preferences of the holders of our common stock will not be affected by the Reverse Stock Split. Further, the number of stockholders of record will not be materially affected by the Reverse Stock Split.

The Reverse Stock Split may result in some stockholders owning “odd-lots” of fewer than 100 shares of common stock. Brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round-lots” of even multiples of 100 shares.

United States Income Tax Consequences.

The following is a summary of the material anticipated federal income tax consequences of the Reverse Stock Split to our stockholders. This summary is based on the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the Treasury Regulations (“Regulations”) issued pursuant thereto and published rulings and court decisions in effect as of the date of this Information Statement, all of which are subject to change. This summary does not take into account possible changes in these laws or interpretations, some of which may have retroactive effect. No assurance can be given that any such changes will not adversely affect the discussion in this summary.

This summary is provided for general information only and does not purport to address all aspects of the possible federal income tax consequences of the Reverse Stock Split and is not intended as tax advice to any person. In particular, and without limiting the foregoing, this summary does not consider the federal income tax consequences to stockholders in light of their individual investment circumstances or to holders subject to special treatment under the federal income tax laws (for example, life insurance companies, regulated investment companies and foreign taxpayers). In addition, this summary does not address any consequence of the Reverse Stock Split under any state, local or foreign tax laws. No ruling from the Internal Revenue Service or opinion of counsel will be obtained regarding the federal income tax consequences to the stockholders of our Company as a result of the Reverse Stock Split. Accordingly, we encourage each stockholder to obtain and rely on advice from his personal tax advisor as to: (i) the effect on his personal tax situation of the Reverse Stock Split, including the application and effect of state, local and foreign income and other tax laws, (ii) the effect of possible changes in judicial or administrative interpretations of existing legislation and Regulations, as well as possible future legislation and Regulations, and (iii) the reporting of information required in connection with the Reverse Stock Split on his own tax return. It will be the responsibility of each stockholder to prepare and file all appropriate federal, state and local tax returns.

In addition, the actual consequences for each stockholder will be governed by the specific facts and circumstances pertaining to the stockholder’s acquisition and ownership of the common stock. However, we believe that because the Reverse Stock Split is not a part of a plan to periodically increase a stockholder’s proportionate interest in the assets or earnings and profits of our company, the Reverse Stock Split will have the federal income tax effects described below.

We believe that the Reverse Stock Split will constitute a tax-free recapitalization under the Code and that we should not recognize any gain or loss as a result of the Reverse Stock Split. In addition, stockholders should not recognize any gain or loss. A stockholder who receives a whole share of common stock in lieu of a fractional share, however, may generally recognize income in an amount not to exceed the excess of the fair market value of such whole share over the fair market value of the fractional shares to which the stockholder was otherwise entitled.

We further believe that a stockholder’s aggregate basis of the post-split shares of common stock will equal the aggregate basis in the pre-split shares of common stock owned by that stockholder that are exchanged for the post-split shares of common stock. Generally, the aggregate basis will be allocated among the post-split shares on a pro rata basis. However, if a stockholder has used the specific identification method to identify the basis in pre-split shares surrendered in the Reverse Stock Split, the stockholder should consult a tax advisor to determine the basis in the post-split shares. The holding period of the post-split common stock received by a stockholder will generally include the stockholder’s holding period for the shares of pre-split common stock with respect to which post-split shares of common stock are issued, provided that the shares of pre-split common stock were held as a capital asset on the date of the exchange.

AMENDMENT #3—AUTHORIZATION OF CAPITAL STOCK

On or about September 4, 2009, one stockholder holding 86.5% of the voting power of the Company’s issued and outstanding common stock will execute a written consent in lieu of meeting authorizing our Board of Directors to increase the aggregate number of authorized shares for issuance to 250,000,000 post-Reverse Stock Split shares, of which 200,000,000 shares will be shares of common stock, and 50,000,000 shares will be shares of preferred stock.

Purpose of the Amendment

The purpose of the Amendment is to provide the Company with a more flexible capital structure that may facilitate additional investment in the Company. There are no plans or obligations to issue any shares of preferred stock.

General Effect to the Amendment

The Amendment restores the number of authorized shares of common stock to the number authorized before the Reverse Stock Split, so there will continue to be 200,000,000 shares of common stock issued and outstanding after the Amendment is filed. Because the Reverse Stock Split reduces the number of outstanding shares by 90%, and this Amendment restores the number of authorized shares to 200,000,000, the overall effect is to have available a much larger pool of authorized but unissued shares of common stock. These additional shares of common stock would be available for issuance from time to time for corporate purposes such as raising additional capital, acquisitions of companies or assets and sales of stock or securities convertible into or exercisable for common stock. We believe that the availability of the additional shares will provide us with the flexibility to meet business needs as they arise and to take advantage of favorable opportunities. If we issue additional shares for any of these purposes, the ownership interest of our current stockholders would be diluted. Although we continually examine potential acquisitions of companies or assets or other favorable opportunities, there are no current plans or arrangements to issue any additional shares of our common stock for such purposes.

The second effect of the Amendment is to create a new class of preferred stock that may be issued from time to time upon authorization by the Board of Directors of one or more series of preferred shares having the rights and preference determined by the Board of Directors.

The Board of Directors of the Company will have the authority to divide the authorized preferred stock into series, the shares of each series to have such relative rights and preferences as shall be fixed and determined by the Board of Directors. The provisions of a particular series of authorized preferred stock, as designated by the Board of Directors, may include restrictions on the payment of dividends on common stock. Such provisions may also include restrictions on the ability of the Company to purchase shares of common stock or to purchase or redeem shares of a particular series of authorized preferred stock. Depending upon the voting rights granted to any series of authorized preferred stock, issuance thereof could result in a reduction in the voting power of the holders of common stock. In the event of any dissolution, liquidation or winding up of the Company, whether voluntary or involuntary, the holders of the preferred stock will receive, in priority over the holders of common stock, a liquidation preference established by the Board of Directors, together with accumulated and unpaid dividends. Depending upon the consideration paid for authorized preferred stock, the liquidation preference of authorized preferred stock and other matters, the issuance of authorized preferred stock could result in a reduction in the assets available for distribution to the holders of common stock in the event of the liquidation of the Company.

The proposed increase in the authorized number of shares of preferred stock could have a number of effects on the Company’s stockholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. The increase could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult. For example, additional shares could be issued by the Company so as to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company, even if the persons seeking to obtain control of the Company offer an above-market premium that is favored by a majority of the independent shareholders. Similarly, the issuance of additional shares to certain persons allied with the Company’s management could have the effect of making it more difficult to remove the Company’s current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. The Company does not have any other provisions in its articles or incorporation, bylaws, employment agreements, credit agreements or any other documents that have material anti-takeover consequences. Additionally, the Company has no plans or proposals to adopt other provisions or enter into other arrangements, except as disclosed below, that may have material anti-takeover consequences. The Board is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this proposal is not being presented with the intent that it be utilized as a type of anti- takeover device.

ACTION 2 —APPROVAL OF THE COMPANY’S 2009 EQUITY INCENTIVE PLAN

General

On July 28, 2009, the Board of Directors approved, subject to stockholder approval, the Company’s 2009 Equity Incentive Plan (the “Plan”). The Plan provides that key employees, consultants and non-employee directors of the Company or an affiliate (“eligible participants”) may be granted: (1) options to acquire shares of the Company’s common stock, (2) shares of restricted common stock (3) stock appreciation rights, (4) performance-based awards, (5) “Dividend Equivalents,” and (6) other stock-based awards (collectively, “Awards”). The Plan will permit eligible participants to acquire a proprietary interest in the growth and performance of the Company. The purposes of the Plan are to (1) increase the incentive of its participants to contribute to the Company’s success and prosperity, thus enhancing stockholder value, and (2) to provide the Company with a proven means to attract and retain exceptionally qualified individuals upon whom, in large measure, the sustained progress, growth and profitability of the Company depend.

The Company is seeking stockholder approval for the future issuance of options under the Plan to allow its participants to acquire up to 5,000,000 shares of the Company’s post-reverse split common stock.

The Plan is included in this Information Statement as Annex B, and reference is made to Annex B for a full description of the terms of the Plan.

Board Recommendation

The Board of Directors recommended that the majority stockholders vote to approve the Plan, and such approval will be obtained on or about September 4, 2009 to become effective 20 days after the mailing of this Information Statement.

Description of the Plan

The following summary describes the principal provisions of the Plan. The summary does not purport to be complete and is qualified in its entirety by the full text of the Plan attached as Annex B to this Information Statement.

The total number of shares of common stock that may be subject to Awards under the Plan will not exceed five million (5,000,000) shares (subject to customary adjustments as provided in the Plan). Such number of shares is subject to adjustment by the committee established to administer the Plan or by the Board of Directors if there are no independent directors (the “Committee”), in the event of a recapitalization, stock split, stock dividend or similar corporate transaction. Such shares may be either authorized or unissued shares or shares held in treasury.

The Plan is generally designed to meet the requirements of Section 162(m) of the Code, in order to preserve the Company’s ability to take compensation expense deductions in connection with the exercise of options granted and the vesting of performance-based restricted stock under the Plan in certain circumstances. Under Code Section 162(m), a publicly held corporation is not permitted to take a federal income tax deduction for compensation recognized by certain executive officers in any year in excess of $1,000,000, unless such compensation meets the stockholder approval and other requirements of Code Section 162(m).

The Plan is administered by the Committee, which must be comprised of not less than two individuals appointed by the Board of Directors, each of whom is (1) to the extent required by Rule 16b-3 and the Exchange Act, a “non-employee director,” and (2) to the extent required by Code Section 162(m), an “outside director”. Until the Company has independent directors, the whole Board of Directors will make such rules and regulations and establish such procedures for the administration of the Plan as it deems advisable.

The Committee may grant Awards under the Plan to eligible participants. The Committee has the discretion, in accordance with the provisions of the Plan, to determine the terms of the Award, to whom an Award is granted and the number of shares of stock subject to the Award.

Stock Options

An option granted under the Plan may be an incentive stock option (an “ISO”) or may be a non-qualified stock option (a “Non-ISO”), as determined at the time of grant. In certain circumstances, the grant of Non-ISOs, as opposed to ISOs, can result in federal income tax advantages to the Company.

The exercise price for options may not be less than the fair market value of the stock on the date of the grant of the options. The Plan provides that optionees may pay the exercise price: (1) in cash, (2) by delivery to the Company of shares of the Company’s common stock owned by the participant, (3) with other securities, (4) with other Awards, (5) with other property, or (6) in any combination of the above, in each case on such other terms and conditions as may be acceptable to the Committee (which may include payment in installments or on a deferred basis).

An option granted under the Plan may not be exercised later than the date specified by the Committee, which will be a maximum of 10 years from the date of the grant.

Restricted Stock

The Committee may award “restricted” shares of the Company’s common stock and restricted stock units, which are grants of common stock or Awards designated in shares of restricted stock that are subject to risk of forfeiture or other restrictions. Shares of restricted stock and restricted stock units will be subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to receive any dividend or other right or property), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise, as the Committee may deem appropriate.

Except as otherwise determined by the Committee, upon termination of employment (as determined under criteria established by the Committee) for any reason during the applicable restriction period, all shares of restricted stock and all restricted stock units still, in either case, subject to restriction, shall be forfeited and reacquired by the Company; provided, however, that the Committee may, when it finds that a waiver would be in the best interests of the Company, waive in whole or in part any or all remaining restrictions with respect to shares of restricted stock or restricted stock units.

Stock Appreciation Rights

The Committee is authorized to grant eligible participants stock appreciation rights. A stock appreciation right gives the recipient a right to receive, upon exercise of the stock appreciation right, the excess of (1) the fair market value (as determined by the Committee) of one share of common stock on the date of exercise or, if the Committee determines in the case of any such right other than one related to any ISO, at any time during a specified period before or after the date of exercise over (2) the grant price of the right, as specified by the Committee. The grant price, term, methods of exercise, methods of settlement, and any other terms and conditions of any stock appreciation right are determined by the Committee. The Committee may impose such conditions or restrictions on the exercise of any stock appreciation right as it may deem appropriate.

Performance Awards

The Committee is authorized to grant eligible participants performance awards. A performance award granted under the Plan (1) may be denominated or payable in cash, shares of common stock (including, without limitation, restricted stock), other securities, other Awards, or other property and (2) confer on the recipient rights valued as determined by the Committee and payable to, or exercisable by, the recipient, in whole or in part, upon the achievement of such performance goals during such performance periods as the Committee shall establish. The performance goals to be achieved during any performance period, the length of any performance period, the amount of any performance award granted, and the amount of any payment or transfer to be made pursuant to any performance award shall be determined by the Committee. The goals established by the Committee will be based on any one, or combination of, earnings per share, return on equity, return on assets, total stockholder return, net operating income, cash flow, revenue, economic value added, increase in the price of the Company’s common stock, cash flow return on investment, or any other measure the Committee deems appropriate. Partial achievement of the goal(s) may result in a payment or vesting corresponding to the degree of achievement.

Dividend Equivalents

The Committee is authorized to grant Awards under which the recipients are entitled to receive payments equivalent to dividends or interest with respect to a number of shares of common stock determined by the Committee, and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional shares of common stock or otherwise reinvested. Such Awards may have such terms and conditions as the Committee determines.

Other Stock-Based Awards

The Committee is also authorized to grant other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of common stock (including, without limitation, securities convertible into shares of common stock), as are deemed by the Committee to be consistent with the purposes of the Plan. The Committee determines the terms and conditions of such Awards.

Miscellaneous

Awards granted under the Plan generally are not transferable, except that the Committee may, in its sole discretion and subject to certain limitations, permit the transfer of Non-ISOs at the time of grant or thereafter for estate planning purposes. No Awards may be granted under the Plan after May 31, 2018.

The number of Awards that may be granted under the Plan to executive officers is not determinable at this time.

COMMON STOCK AND DIVIDEND POLICY

Market Information

Our common stock is traded in the over-the-counter market on the NASDAQ OTC Bulletin Board under the symbol ATGU. To our knowledge, here are no active market makers in our stock. The 52-week high was $0.50 and 52-week low was $0.002. Upon the effectiveness of the Amendment, the symbol will be changed to “____.”

Holders

As of July 31, 2009, 164,721,879 pre-reverse split common shares of the Company’s common stock were held by approximately 110 holders of records.

Dividends

We have never paid any dividends, and we do not anticipate any stock or cash dividends, and we do not anticipate any sock or cash dividends on our common stock foreseeable future.

DISSENTERS’ RIGHTS OF APPRAISAL

Pursuant to the NRS, no stockholder that objects to the Amendment or the Plan will have any right to receive from us the fair value of his, her or its shares. The NRS provides that any provision of our Amended and Restated Articles of Incorporation may be amended by approval of the Board and the affirmative written consent of the holders of a majority of the voting power of the outstanding shares entitled to vote thereon; provided that, any amendment that would adversely affect the rights of the holders of any class or series of capital stock must be approved by the holders of a majority of the shares of such class or series. The Amendment and the Plan were adopted by the holders of a majority of the shares entitled to vote thereon.

ADDITIONAL INFORMATION

PLEASE READ THIS ENTIRE DOCUMENT. Further information is available by request or can be accessed on the Internet. We are subject to the informational requirements of the Exchange Act, and in accordance therewith, file annual and quarterly reports, proxy and information statements and other disclaimers with the SEC. These documents and other information can be accessed electronically by means of the SEC’s home page on the Internet at http://www.sec.gov or at other Internet sites such as http://www.freeedgar.com.

By Order of the Board of Directors,

Stuart Ehlrich,

President

Dallas, Texas

August___, 2009

Annex A

AMENDED AND RESTATED

ARTICLES OF INCORPORATION

OF

ATOMIC GUPPY, INC.

The undersigned President of Atomic Guppy, Inc., a Nevada corporation, has hereby executed these Amended and Restated Articles of Incorporation of the Company, pursuant to the requirements of Section 78.403 of the Nevada Revised Statutes. These Amended and Restated Articles of Incorporation were approved by the Board of Directors and by a written consent of the holders of 86.5% of the outstanding shares of common stock.

ARTICLE ONE

The name of the Corporation is hereby changed from Atomic Guppy, Inc. to Quamtel, Inc.

ARTICLE TWO

The address of the Corporation’s principal office in the State of Nevada is 202 S. Minnesota, Carson City, Nevada 89703, and the name of its registered agent at such address is Capitol Services, Inc.

ARTICLE THREE

The duration of the Corporation shall be perpetual.

ARTICLE FOUR

The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the Nevada corporation laws (Chapter 78 of the Nevada Revised Statutes (the “NRS”).

ARTICLE FIVE

The Corporation shall have authority to issue two classes of stock, and the total number authorized shall be two hundred million (200,000,000) shares of Common Stock of the par value of ($.001) each, and fifty million (50,000,000) shares of Preferred Stock of the par value of ($.001) each. A description of the different classes of stock of the Corporation and a statement of the designations and the powers, preferences and rights, and the qualifications, limitations or restrictions thereof, in respect of each class of such stock are as follows:

Issuance in Class or Series. The Preferred Stock may be issued from time to time in one or more series, or divided into additional classes and such classes into one or more series. The terms of a class or series, including all rights and preferences, shall be as specified in the resolution or resolutions adopted by the Board of Directors designating such class or series, which resolution or resolutions the Board of Directors is hereby expressly authorized to adopt. Such resolution or resolutions with respect to a class or series shall specify all or such of the rights or preferences of such class or series as the Board of Directors shall determine, including the following, if applicable: (a) the number of shares to constitute such class or series and the distinctive designation thereof; (b) the dividend or manner for determining the dividend payable with respect to the shares of such class or series and the date or dates from which dividends shall accrue, whether such dividends shall be cumulative, and, if cumulative, the date or dates from which dividends shall accumulate and whether the shares in such class or series shall be entitled to preference or priority over any other class or series of stock of the Corporation with respect to payment of dividends; (c) the terms and conditions, including price or a manner for determining the price, of redemption, if any, of the shares of such class or series; (d) the terms and conditions of a retirement or sinking fund, if any, for the purchase or redemption of the shares of such class or series; (e) the amount which the shares of such class or series shall be entitled to receive, if any, in the event of any liquidation, dissolution or winding up of the Corporation and whether such shares shall be entitled to a preference or priority over shares of another class or series with respect to amounts received in connection with any liquidation, dissolution or winding up of the Corporation; (f) whether the shares of such class or series shall be convertible into, or exchangeable for, shares of stock of any other class or classes, or any other series of the same or any other class or classes of stock, of the Corporation and the terms and conditions of any such conversion or exchange; (g) the voting rights, if any, of shares of stock of such class or series in addition to those granted herein; (h) the status as to reissuance or sale of shares of such class or series redeemed, purchased or otherwise reacquired, or surrendered to the Corporation upon conversion; (i) the conditions and restrictions, if any, on the payment of dividends or on the making of other distributions on, or the purchase, redemption or other acquisition by the Corporation or any subsidiary, of any other class or series of stock of the Corporation ranking junior to such shares as to dividends or upon liquidation; (j) the conditions, if any, on the creation of indebtedness of the Corporation, or any subsidiary; and (k) such other preferences, rights, restrictions and qualifications as the Board of Directors may determine.

All shares of the Common Stock shall be of the same class and shall have equal dividend or distribution, liquidation and other rights.

All shares of the Common Stock shall rank equally, and all shares of the Preferred Stock shall rank equally, and be identical within their classes in all respects regardless of series, except as to terms which may be specified by the Board of Directors pursuant to the above provisions. All shares of any one series of a class of Preferred Stock shall be of equal rank and identical in all respects, except that shares of any one series issued at different times may differ as to the dates on which dividends thereon shall accrue and be cumulative.

Other Provisions. Shares of Common Stock or Preferred Stock of any class or series may be issued with such voting powers, full or limited, or no voting powers, and such designations, preferences and relative participating, option or special rights, and qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions providing for the issuance of such stock adopted by the Board of Directors. Any of the voting powers, designations, preferences, rights and qualifications, limitations or restrictions of any such class or series of stock may be made dependent upon facts ascertainable outside the resolution or resolutions of the Board of Directors providing for the issue of such stock by the Board of Directors, provided the manner in which such facts shall operate upon the voting powers, designations, preferences, rights and qualifications, limitations or restrictions or such class or series is clearly set forth in the resolution or resolutions providing for the issue of such stock adopted by the Board of Directors. Shares of Common or Preferred Stock reacquired by the Corporation shall no longer be deemed outstanding and shall have no voting or other rights unless and until reissued. Shares reacquired by the Corporation may be canceled and restored to the status of authorized and unissued stock by action of the Board of Directors.

Common Stock. Except as otherwise provided in any resolution or resolutions adopted by the Board of Directors, the Common Stock shall (a) have the exclusive voting power of the corporation; (b) entitle the holders thereof to one vote per share at all meetings of the stockholders of the Corporation; (c) entitle the holders to share ratably, without preference over any other shares of the Corporation, in all assets of the Corporation In the event of any dissolution, liquidation or winding up of the Corporation; and (d) entitle the record holder thereof on such record dates as are determined, from time to time, by the Board of Directors to receive such dividends, if any, if, as and when declared by the Board of Directors.

ARTICLE SIX

On the date of filing of these Amended and Restated Articles of Incorporation with the Secretary of State of the State of Nevada (the “Effective Time”) each ten shares of the Common Stock issued and outstanding immediately prior to the Effective Time or held in the Corporation’s treasury immediately prior to the Effective Time (the “Old Common Stock”) shall be automatically reclassified and combined, without further action on the part of the holder thereof, into one (1) validly issued, fully paid and non-assessable share of the Corporation’s Common Stock, $.001 par value per share (the “New Common Stock”) without any action by the holder thereof. The Corporation shall not issue fractional shares of New Common Stock in connection with such reclassification and combination. Stockholders who, immediately prior to the Effective Time, own a number of shares of Old Common Stock which is not evenly divisible by ten shall, with respect to such fractional interest, be entitled to receive a cash payment in the amount of One Dollar ($1.00) per whole share of New Common Stock in lieu of a fractional share of New Common Stock. Each certificate that theretofore represented shares of Old Common Stock shall thereafter represent that number of shares of New Common Stock into which the shares of Old Common Stock represented by such certificate shall have been reclassified and combined; provided, that each person holding of record a stock certificate or certificates that represented shares of Old Common Stock shall receive, upon surrender of such certificate or certificates, a new certificate or certificates evidencing and representing the number of shares of New Common Stock to which such person is entitled under the foregoing reclassification and combination.

ARTICLE SEVEN

The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors, which initially shall consist of one director. The number of directors comprising the Board of Directors shall be fixed upon resolution of the Board of Directors and may be increased or decreased from time to time in the manner provided in the bylaws of the Corporation; except that , at no time shall there be less than one (1) director. The name, address and category of the initial member of the Board of Directors is Stuart Ehlrich, 14911 Quorum Drive, Suite 140, Dallas, Texas 75254.

ARTICLE EIGHT

Shares of the Corporation shall not be subject to assessment for payment of the debts of the Corporation.

ARTICLE NINE

The Board of Directors shall have the power to make, adopt, amend, or repeal the Bylaws of the Corporation.

ARTICLE TEN

In the event that the Board of Directors of the Corporation determines that it is in the Corporation’s best interest to amend these Articles of Incorporation, the Board of Directors shall adopt a resolution setting forth the proposed amendment and declaring its advisability and submit the mater to the stockholders entitled to vote thereon for the consideration thereof in accordance with the provision of the NRS and these Articles of Incorporation. In the resolution setting forth the proposed amendment, the Board of Directors may insert a provision allowing the Board of Directors to later abandon the amendment, without concurrence by the stockholders, after the amendment has received stockholder approval but before the amendment is filed with the Nevada Secretary of State.

ARTICLE ELEVEN

A director or officer of the Corporation shall not be personally liable to the Corporation or its stockholders for damages for breach of fiduciary duty as a director or officer, except for: (1) acts or omissions which involve intentional misconduct, fraud or a knowing violation of law; or (2) the payment of dividends in violation of NRS 78.300. Any repeal or modification of the provisions of this Article Eleven by the stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director or officer of the Corporation with respect to any act or omission occurring prior to the effective date of such repeal or modification. If the Nevada Corporation Law hereafter is amended to authorize the further elimination or limitation of the liability of directors or officers, then the liability of a director or officer of the Corporation, in addition to the limitation on personal liability provided here, shall be limited to the fullest extent permitted by the amended Nevada Corporation Law.

In the event that any of the provisions of this Article Eleven (including any provision within a single sentence) is held by a court of competent jurisdiction to be valid, void or otherwise unenforceable, the remaining provisions are severable and shall remain enforceable to the fullest extent permitted by law.

ARTICLE TWELVE

The Corporation shall, to the fullest extent permitted by the provisions of Section 78.7502 of the NRS, as the same may be amended and supplemented, indemnify any and all persons whom it shall have power to indemnify under said section from and against any and all of the expenses, liabilities, or other matters referred in or covered by said section, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under the Bylaws, agreement, vote of stockholders, or disinterested directors, or otherwise, both as to action his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

Dated: September__, 2009	ATOMIC GUPPY, INC.

	By:	/s/ STUART EHLRICH
Stuart Ehlrich, President

Annex B

Quamtel, Inc. 2009 Equity Incentive Plan

1.

PURPOSE

The purposes of this Quamtel, Inc. 2009 Equity Incentive Plan (the “Plan”) are to encourage selected employees, outside directors and consultants of Quamtel, Inc. (together with any successor thereto, the “Company”) and its Affiliates (as defined below) to acquire a proprietary interest in the growth and performance of the Company, to generate an increased incentive to contribute to the Company’s future success and prosperity, thus enhancing the value of the Company for the benefit of its stockholders, and to enhance the ability of the Company and its Affiliates to attract and retain exceptionally qualified individuals upon whom, in large measure, the sustained progress, growth and profitability of the Company depend.

2.

DEFINITIONS

As used in the Plan, the following terms shall have the meanings set forth below:

(a)

“Affiliate” shall mean (i) any entity that, directly or through one or more intermediaries, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, as determined by the Committee.

(b)

“Award” shall mean any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Award, Dividend Equivalent, or Other Stock-Based Award granted under the Plan.

(c)

“Award Agreement” shall mean any written agreement, contract, or other instrument or document evidencing any Award granted under the Plan.

(d)

“Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

(e)

“Consultant” shall mean a consultant or adviser who provides bona fide services to the Company or an Affiliate as an independent contractor. Service as a consultant shall be considered employment for all purposes of the Plan, except for purposes of satisfying the requirements of Incentive Stock Options.

(f)

“Committee” shall mean a committee of the Board of Directors of the Company, acting in accordance with the provisions of Section 3, designated by the Board to administer the Plan and composed of not less than two directors, each of whom is not an employee of the Company or an Affiliate and meets the “Non-Employee Director” eligibility requirements imposed by Rule 16b-3 (or its successor) under the Securities Exchange Act of 1934, as amended, and each of whom is an outside director for purposes of Section 162(m) of the Code. In the absence of directors who are so qualified, the whole Board of Directors shall act as the Committee.

(g)

“Dividend Equivalent” shall mean any right granted under Section 6(e) of the Plan.

(h)

“Employee” shall mean any employee of the Company or of any Affiliate.

(i)

“Fair Market Value” shall mean, with respect to any property (including, without limitation, any Shares or other Securities), the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee.

(j)

“Incentive Stock Option” shall mean an option granted under Section 6(a) of the Plan that is intended to meet the requirements of Section 422 of the Code, or any successor provision thereto.

(k)

“Non-Qualified Stock Option” shall mean an option granted under Section 6(a) of the Plan that is not intended to be an Incentive Stock Option.

(l)

“Option” shall mean an Incentive Stock Option or a Non-Qualified Stock Option.

(m)

“Other Stock-Based Award” shall mean any right granted under Section 6(f) of the Plan.

(n)

“Outside Director” shall mean a member of the Board of Directors of the Company or any Affiliate who is not an Employee. Service as an Outside Director shall be considered employment for all purposes of the Plan, except for purposes of satisfying the requirements of Incentive Stock Options.

(o)

“Participant” shall mean an Employee, Outside Director or Consultant who receives an Award under the Plan.

(p)

“Performance Award” shall mean any right granted under Section 6(d) of the Plan.

(q)

“Person” shall mean any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, or government or political subdivision thereof.

(r)

“Released Securities” shall mean shares of Restricted Stock as to which all restrictions imposed by the committee have expired, lapsed, or been waived.

(s)

“Restricted Stock” shall mean any Share granted under Section 6(c) of the Plan.

(t)

“Restricted Stock Unit” shall mean any right granted under Section 6(c) of the Plan that is denominated in Shares.

(u)

“Shares” shall mean the shares of common stock of the Company, $.001 par value, and such other securities or property as may become the subject of Awards, or become subject to Awards, pursuant to an adjustment made under Section 4(b) of the Plan.

(v)

“Stock Appreciation Right” shall mean any right granted under Section 6(b) of the Plan.

3.

ADMINISTRATION

Except as otherwise provided herein, the Plan shall be administered by the Committee. Subject to the terms of the Plan and applicable law, the Committee shall have full power and authority to: (i) designate participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or with respect to which payments, rights, or other matters are to be calculated in connection with) Awards; (iv) determine the terms and conditions of any award; (v) determine the time or times when each Award shall become exercisable and the duration of the exercise period; (vi) determine whether, to what extent, and under what circumstances Awards may be settled in or exercised for cash, Shares, other securities, other Awards, or other property, or canceled, forfeited, or suspended, and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vii) determine whether, to what extent, and under what circumstances cash, shares, other securities, other Awards, other property, and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or of the Committee; (viii) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (ix) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time, and shall be final, conclusive, and binding upon all Persons, including the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, any stockholder, and any employee, director or consultant of the Company or of any Affiliate. In the case of any Award that is intended to qualify as performance-based compensation for purposes of Section 162(m) of the Code, once the Award is made, the Committee shall not have discretion to increase the amount of compensation payable under the Award that would otherwise be due upon attainment of the performance goal. Actions of the Committee may be taken either (i) by a subcommittee, designated by the Committee, composed of two or more members, or (ii) by the Committee but with one or more members abstaining or recusing himself or herself from acting on the matter, so long as two or more members remain to act on the matter. Such action, authorized by such a subcommittee or by the Committee upon the abstention or recusal of such members, shall be the action of the Committee for purposes of the Plan.

4.

SHARES AVAILABLE FOR AWARDS

(a)

SHARES AVAILABLE. Subject to adjustment as provided in Section 4(b):

(i)

CALCULATION OF NUMBER OF SHARES AVAILABLE. The number of Shares available for granting Awards under the Plan shall be 5,000,000. Further, if, after the effective date of the Plan, any Shares covered by an Award granted under the Plan or by an award granted under a Predecessor Plan, or to which such an Award or award relates, are forfeited, or if an Award or award otherwise terminates without the delivery of Shares or of other consideration, then the Shares covered by such Award or award, or to which such Award or award relates, or the number of Shares otherwise counted against the aggregate number of Shares available under the Plan with respect to such Award or award, to the extent of any such forfeiture or termination, shall again be, or shall become, available for granting Awards under the Plan.

(ii)

ACCOUNTING FOR AWARDS. For purposes of this Section 4,

(A)

if an Award (other than a Dividend Equivalent) is denominated in Shares, the number of Shares covered by such Award, or to which such Award relates, shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan; and

(B)

Dividend Equivalents and Awards not denominated in Shares shall not be counted against the aggregate number of Shares available for granting Awards under the Plan.

(iii)

SOURCES OF SHARES DELIVERABLE UNDER AWARDS. Any shares delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or of Treasury Shares.

(b)

ADJUSTMENTS. In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, purchase, or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or property) which thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or property) subject to outstanding Awards, (iii) the number and type of Shares (or other securities or property) specified as the annual per-participant limitation under Section 6(g)(vi), and (iv) the grant, purchase, or exercise price with respect to any Award, or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award; provided, however, in each case, that with respect to Awards of Incentive Stock Options no such adjustment shall be authorized to the extent that such authority would cause the Plan to violate Section 422(b)(1) of the Code or any successor provision thereto; and provided, further, however, that the number of Shares subject to any award denominated in Shares shall always be a whole number.

5.

ELIGIBILITY

Any Employee, Outside Director or Consultant shall be eligible to receive Awards under the Plan. Any Awards granted to members of the Committee shall be approved by the Board of Directors of the Company.

6.

AWARDS

(a)

OPTIONS. The Committee is hereby authorized to grant Options with the following terms and conditions and with such additional terms and conditions, in either case not inconsistent with the provisions of the Plan, as the Committee shall determine:

(i)

EXERCISE PRICE. The exercise price per Share of each Option shall be determined by the committee; provided, however, that such exercise price per Share under any Incentive Stock Option shall not be less than 100% (110% in the case of a “10-percent stockholder,” as such term is used in Section 422(c)(5) of the Code) of the Fair Market Value of a Share on the date of grant of such Incentive Stock Option.

(ii)

OPTION TERM. The term of each Option shall be fixed by the Committee, provided that no Incentive Stock Option shall have a term greater than 10 years (5 years in the case of a “10-percent stockholder,” as such term is used in Section 422(c)(5) of the Code).

(iii)

TIME AND METHOD OF EXERCISE. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, and the method or methods by which, property, or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price, in which, payment of the exercise price with respect thereto may be made or deemed to have been made.

(iv)

INCENTIVE STOCK OPTIONS. The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code, or any successor provision thereto, and any regulations promulgated thereunder.

(b)

STOCK APPRECIATION RIGHTS. The Committee is hereby authorized to grant Stock Appreciation Rights. A Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive, upon exercise thereof, the excess of (i). the Fair Market Value of one Share on the date of exercise or, if the Committee shall so determine in the case of any such right other than one related to any Incentive Stock Option, at any time during a specified period before or after the date of exercise over (ii). the grant price of the right as specified by the Committee. Subject to the terms of the Plan, the grant price, term, methods of exercise, methods of settlement, and any other terms and conditions of any Stock Appreciation Right shall be as determined by the Committee. The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate.

(c)

RESTRICTED STOCK AND RESTRICTED STOCK UNITS.

(i)

ISSUANCE. The Committee is hereby authorized to grant Awards of Restricted Stock and Restricted Stock Units.

(ii)

RESTRICTIONS. Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to receive any dividend or other right or property), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise, as the Committee may deem appropriate.

(iii)

REGISTRATION. Any Restricted Stock granted under the Plan may be evidenced in such manner as the Committee may deem appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates. In the event any stock certificate is issued in respect of Shares of restricted Stock granted under the Plan, such certificate shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock.

(iv)

FORFEITURE. Except as otherwise determined by the Committee, upon termination of employment (as determined under criteria established by the Committee) for any reason during the applicable restriction period, all Shares of Restricted Stock and all Restricted Stock Units still, in either case, subject to restriction shall be forfeited and reacquired by the Company; provided, however, that the Committee may, when it finds that a waiver would be in the best interests of the Company, waive in whole or in part any or all remaining restrictions with respect to Shares of Restricted Stock or Restricted Stock Units. Unrestricted Shares, evidenced in such manner as the Committee shall deem appropriate, shall be delivered to the Participant promptly after such Restricted Stock shall become Released Securities.

(d)

PERFORMANCE AWARDS. The Committee is hereby authorized to grant Performance Awards. Subject to the terms of the Plan, a Performance Award granted under the Plan (i) may be denominated or payable in cash, Shares (including, without limitation, Restricted Stock), other securities, other Awards, or other property and (ii) shall confer on the holder thereof rights valued as determined by the Committee and payable to, or exercisable by, the holder of the Performance Award, in whole or in part, upon the achievement of such performance goals during such performance periods as the Committee shall establish. Subject to the terms of the Plan and any applicable Award Agreement, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted, and the amount of any payment or transfer to be made pursuant to any Performance Award shall be determined by the Committee. The goals established by the Committee shall be based on any one, or combination of, earnings per share, return on equity, return on assets, total stockholder return, net operating income, cash flow, revenue, economic value added, increase in Share price or cash flow return on investment, or any other measure the Committee deems appropriate. Partial achievement of the goal(s) may result in a payment or vesting corresponding to the degree of achievement.

(e)

DIVIDEND EQUIVALENTS. The Committee is hereby authorized to grant Awards under which the holders thereof shall be entitled to receive payments equivalent to dividends or interest with respect to a number of Shares determined by the Committee, and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional Shares or otherwise reinvested. Subject to the terms of the Plan, such Awards may have such terms and conditions as the Committee shall determine.

(f)

OTHER STOCK-BASED AWARDS. The Committee is hereby authorized to grant such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as are deemed by the Committee to be consistent with the purposes of the Plan, provided, however, that such grants must comply with applicable law. Subject to the terms of the Plan, the Committee shall determine the terms and conditions of such Awards.

(g)

GENERAL.

(i)

NO CASH CONSIDERATION FOR AWARDS. Awards shall be granted for no cash consideration or for such minimal cash consideration as may be required by applicable law.

(ii)

AWARDS MAY BE GRANTED SEPARATELY OR TOGETHER. Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for any other Award or any award granted under any other plan of the Company or any Affiliate. Awards granted in addition to or in tandem with other Awards, or in addition to or in tandem with awards granted under any other plan of the Company or any Affiliate, may be granted either at the same time or at a different time from the grant of such other Awards or awards.

(iii)

FORMS OF PAYMENT UNDER AWARDS. Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise, or payment of an Award may be made in such form or forms as the Committee shall determine, including, without limitation, cash, Shares, other securities other Awards, or other property, or any combination thereof, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents in respect of installment or deferred payments.

(iv)

LIMITS ON TRANSFER OF AWARDS. No Award (other than Released Securities), and no right under any such Award, shall be assignable, alienable, saleable, or transferable by a Participant otherwise than by will or by the laws of descent and distribution; provided, however, that, if so determined by the Committee, a Participant may, in the manner established by the Committee, a) designate a beneficiary or beneficiaries to exercise the rights of the Participant, and to receive any property distributable, with respect to any Award upon the death of the Participant or b) transfer any Award other than an Incentive Stock Option for bona fide estate planning purposes. Each Award, and each right under any Award, shall be exercisable, during the Participant’s lifetime, only by the Participant, a permitted transferee or, if permissible under applicable law, by the Participant’s guardian or legal representative. No Award (other than Released Securities), and no right under any such Award, may be pledged, alienated, attached, or otherwise encumbered, and any purported pledge, alienation, attachment, or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.

(v)

TERM OF AWARDS. The term of each Award shall be for such period as may be determined by the Committee; provided, however, that in no event shall the term of any Incentive Stock Option exceed a period of ten years from the date of its grant.

(vi)

SHARE CERTIFICATES. All certificates for Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which such Shares or other securities are then listed, and any applicable federal or state securities laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

7.

AMENDMENT AND TERMINATION

Except to the extent prohibited by applicable law and unless otherwise expressly provided in an Award Agreement or in the Plan:

(a)

AMENDMENTS TO THE PLAN. The Board of Directors of the Company may amend, alter, suspend, discontinue, or terminate the Plan, including, without limitation, any amendment, alteration, suspension, discontinuation, or termination that would impair the rights of any Participant, or any other holder or beneficiary of any Award theretofore granted, without the consent of any share owner, Participant, other holder or beneficiary of an Award, or other Person.

(b)

AMENDMENTS TO AWARDS. The Committee may waive any conditions or rights under, amend any terms of, or amend, alter, suspend, discontinue, or terminate, any Awards theretofore granted, prospectively or retroactively, without the consent of any Participant, other holder or beneficiary of an Award.

(c)

ADJUSTMENTS OF AWARDS UPON THE OCCURRENCE OF CERTAIN UNUSUAL OR NONRECURRING EVENTS. Except as provided in the following sentence, the Committee shall be authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4(b) hereof) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits to be made available under the Plan. In the case of any Award that is intended to qualify as performance-based compensation for purposes of Section 162(m) of the Code, the Committee shall not have authority to adjust the Award in any manner that would cause the Award to fail to meet the requirements of Section 162(m).

(d)

CORRECTION OF DEFECTS, OMISSIONS, AND INCONSISTENCIES. The Committee may correct any defect, supply any omission, or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry the Plan into effect.

8.

GENERAL PROVISIONS

(a)

NO RIGHTS TO AWARDS. No Employee, Participant or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Employees, Outside Director, Consultants, other holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to each recipient.

(b)

DELEGATION. The Committee may delegate to one or more officers or managers of the Company or any Affiliate, or a committee of such officers or managers, the authority, subject to such terms and limitations as the Committee shall determine, to grant Awards to, or to cancel, modify, waive rights with respect to, alter, discontinue, suspend, or terminate Awards held by, Employees, Consultants, or other holders or beneficiaries of Awards under the Plan who are not officers or directors of the Company for purposes of Section 16 of the Securities Exchange Act of 1934, as amended, and who also are not “covered employees” for purposes of Section 162(m) of the Code.

(c)

WITHHOLDING. The Company or any Affiliate shall be authorized to withhold from any Award granted or any payment due or transfer made under any Award or under the Plan the amount (in cash, Shares, other securities, other Awards, or other property) of withholding taxes due in respect of an Award, its exercise, or any payment or transfer under such Award or under the Plan and to take such other action as may be necessary in the opinion of the Company or Affiliate to satisfy all obligations for the payment of such taxes.

(d)

NO LIMIT ON OTHER COMPENSATION ARRANGEMENTS. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

(e)

NO RIGHT TO EMPLOYMENT. The grant of an Award shall not be construed as giving a Participant the right to remain an employee, director or consultant of the Company or any Affiliate. Further, the Company or an Affiliate may at any time terminate the service of any employee, director or consultant, free from any liability, or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.

(f)

GOVERNING LAW. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Nevada and applicable federal law.

(g)

SEVERABILITY. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction, or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person, or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

(h)

NO TRUST OR FUND CREATED. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

(i)

NO FRACTIONAL SHARES. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Share, or whether such fractional Shares of any rights thereto shall be canceled, terminated, or otherwise eliminated.

(j)

HEADINGS. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

9.

EFFECTIVE DATE OF THE PLAN

Subject to the approval of the stockholders of the Company, the Plan shall be effective September 4, 2009 (the “Effective Date”); provided, however, that to the extent that Awards are granted under the Plan before its approval by stockholders, the Awards will be contingent on approval of the Plan by the stockholders of the Company at an annual meeting, special meeting, or by written consent, which meeting shall be held within one year of the Effective Date.

10.

TERM OF THE PLAN

No Award shall be granted under the Plan more than 10 years after the Effective Date. However, unless otherwise expressly provided in an applicable Award Agreement, any Award theretofore granted may extend beyond such date, and the authority of the Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Award, or to waive any conditions or rights under any such Award, and the authority of the Board of Directors of the Company to amend the Plan, shall extend beyond such date.